EXHIBIT 99

                                                     GSR 2004-4 JAN END                       09:49 Tuesday, February 10, 2004   1
                                                  Portfolio Summary Report
                                              Prepared by Goldman, Sachs & Co.

__________________________________________________________________________________________________________________________________
Pg   Pool Classification                     Loans       Sched Balance Gross WAC   Net WAC  St Age  Orig MTR 01/04 MTR  Max Rate
__________________________________________________________________________________________________________________________________
0001 MTR 70+                                    42      $23,750,154.37      8.23      7.98      42       120        77     13.23
0002 MTR: 0-18                                 137      $60,053,559.04      7.18      6.91      46        58        12     13.13
0003 MTR: 19-42                                482     $210,959,585.96      6.89      6.64      41        70        29     12.01
0004 MTR: 43-69                                210      $93,901,436.84      7.00      6.74      57       117        60     12.01
__________________________________________________________________________________________________________________________________
*** TOTALS ***                                 871     $388,664,736.21
__________________________________________________________________________________________________________________________________



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSR 2004-4 JAN END                                                       February 10, 2004   9:49  PAGE 0001
All                   MTR 70+

 _________________________________________________________________________________________________________________________________
| Loans|  Sched Balance|Gross WAC|Net WAC|Orig WAM|01/04 W| St Age| OLTV| Orig MTR|01/04 MTR|Max Rate|Prd Adj C|Life Adj|Curr FICO|
|______|_______________|_________|_______|________|_______|_______|_____|_________|_________|________|_________|________|_________|
|    42| $23,750,154.37|     8.23|   7.98|     360|    318|     42| 70.5|      120|       77|   13.23|     2.00|    5.00|      706|
|______|_______________|_________|_______|________|_______|_______|_____|_________|_________|________|_________|________|_________|

 _____________________________________________________________________________________________________________________________
|Current Rate        |Sched Balance            |St Orig Term           |AM WAM              |St Age              |Delinquency |
|____________________|_________________________|_______________________|____________________|____________________|____________|
|6.75 - 6.99%    1.85| $200,000 - $250,0   0.95|301 - 360 Mths   100.00|37 - 48 Mths    0.95|25 - 36 Mths   10.45|  CUR 100.00|
|7.25 - 7.49%    5.74| $275,001 - $350,0  14.55|                       |181 - 240 Mth   1.42|37 - 48 Mths   80.19|            |
|7.50 - 7.749%   3.22| $350,001 - $450,0  23.93|                       |241 - 300 Mth   9.41|49 - 60 Mths    9.37|            |
|7.75 - 7.99%   16.66| $450,001 - $500,0   6.08|                       |301 - 360 Mth  88.21|                    |            |
|8.00 - 8.249%  15.19| $500,001 - $550,0   4.47|                       |                    |                    |            |
|8.25 - 8.49%   23.68| $550,001 - $650,0   2.43|                       |                    |                    |            |
|8.50 - 8.749%  18.42| $650,001 - $750,0   8.83|                       |                    |                    |            |
|8.75 - 8.99%    9.08| $750,001 - $850,0   3.48|                       |                    |                    |            |
|9.25 - 9.49%    6.15| $850,001 - $1.0M    3.95|                       |                    |                    |            |
|                    | $1.25M - $1.50M    23.65|                       |                    |                    |            |
|                    | $1.75M - $2.00M     7.68|                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|____________________|_________________________|_______________________|____________________|____________________|____________|

 _____________________________________________________________________________________________
|Geography            |Zip         |Given Orig LTV       |Curr FICO      |Servicer            |
|_____________________|____________|_____________________|_______________|____________________|
|California      42.28|93923   9.20| 0.01-70.00%    51.39|580-619    5.46|BOA           100.00|
|New York        21.20|90069   8.63| 70.01-75.00%   14.70|620-659    9.35|                    |
|Colorado         7.22|93908   6.08| 75.01-80.00%   30.83|660-699   37.20|                    |
|Ohio             5.96|45040   5.96| 85.01-90.00%    1.73|700-719   17.50|                    |
|Arizona          5.62|80921   5.46| 90.01-95.00%    1.36|720-749   10.63|                    |
|Virginia         5.15|85262   3.95|                     |750-799   18.05|                    |
|Florida          3.43|10020   3.48|                     |800+       1.81|                    |
|North Carolina   2.77|11570   2.99|                     |               |                    |
|Georgia          1.94|10038   2.95|                     |               |                    |
|Texas            1.66|95410   2.84|                     |               |                    |
|District of Co   1.40|94131   2.43|                     |               |                    |
|*More*           1.37|*More* 46.05|                     |               |                    |
|_____________________|____________|_____________________|_______________|____________________|

 _________________________________________________________________________________________________________________________
|Occupancy           |Purpose             |Property            |MI                       |Next Rt Reset  |ORG MTR        |
|____________________|____________________|____________________|_________________________|_______________|_______________|
|Primary        75.01|Purchase       60.16|Single Family  64.13|OLTV UNDER 80       96.91|12/01/09   9.37|109-120  100.00|
|Second Home    23.66|Rate/Term Ref  23.78|PUD            22.50|OLTV OVER 80 WITH    3.09|01/01/10   8.86|               |
|Investor        1.33|Cashout Refi   16.07|Condo High Ri   3.48|                         |02/01/10   5.79|               |
|                    |                    |PUD Detached    3.05|                         |03/01/10   5.61|               |
|                    |                    |Two Family      2.95|                         |04/01/10  11.45|               |
|                    |                    |Co Op           2.25|                         |05/01/10   5.50|               |
|                    |                    |Condo           1.64|                         |06/01/10   7.74|               |
|                    |                    |                    |                         |07/01/10  14.56|               |
|                    |                    |                    |                         |08/01/10  10.05|               |
|                    |                    |                    |                         |09/01/10   4.72|               |
|                    |                    |                    |                         |12/01/10   7.68|               |
|                    |                    |                    |                         |*More*     8.67|               |
|____________________|____________________|____________________|_________________________|_______________|_______________|

 ________________________________________________________
|Occupancy           |01/04 MTR     |Max Rate            |
|____________________|______________|____________________|
|Primary        75.01| 61-72   18.23|11.50-11.99%    1.85|
|Second Home    23.66| 73-84   74.47|12.00-12.49%    5.74|
|Investor        1.33| 85-96    7.31|12.50-12.99%   19.88|
|                    |              |13.00-13.49%   38.88|
|                    |              |13.50-13.99%   27.50|
|                    |              |14.00-14.49%    6.15|
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|____________________|______________|____________________|

 ____________________________________________________________________________________________________________________
|Margin         |First Rate Cap |Periodic Rate C|Life Rate Cap       |Rate Adj Prd   |Pymt Adj Prd   |Index          |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|
|   2.250   1.85|  2.000    1.57|  2.000  100.00| 5.00% - 5.24 100.00| 12.000  100.00| 12.000  100.00|CMT       98.15|
|   2.750  98.15|  3.000   82.08|               |                    |               |               |LIBOR      1.85|
|               |  5.000   16.34|               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              GSR 2004-4 JAN END                                            February 10, 2004   9:49  PAGE 0002
|Goldman|  All                   MTR: 0-18
|Sachs  |
|       |
|       |
|_______|

 _________________________________________________________________________________________________________________________________
| Loans|  Sched Balance|Gross WAC|Net WAC|Orig WAM|01/04 W|St Age| OLTV| Orig MTR|01/04 MTR| Max Rate|Prd Adj C|Life Adj|Curr FICO|
|______|_______________|_________|_______|________|_______|______|_____|_________|_________|_________|_________|________|_________|
|   137| $60,053,559.04|     7.18|   6.91|     358|    312|    46| 72.9|       58|       12|    13.13|     2.00|    5.91|      703|
|______|_______________|_________|_______|________|_______|______|_____|_________|_________|_________|_________|________|_________|

 _____________________________________________________________________________________________________________________________
|Current Rate        |Sched Balance            |St Orig Term           |AM WAM              |St Age              |Delinquency |
|____________________|_________________________|_______________________|____________________|____________________|____________|
| .25 - 3.99     1.08| $0,000 - $100,000   0.10|121 - 180 Mths     0.82|7 - 12 Mths     0.04|13 - 24 Mths    8.49|  CUR 100.00|
|4.00 - 5.999%   9.34| $100,000 - $150,0   0.18|301 - 360 Mths    99.18|25 - 36 Mths    0.26|25 - 36 Mths    2.94|            |
|6.00 - 6.249%   3.86| $150,000 - $200,0   0.26|                       |61 - 72 Mths    0.73|37 - 48 Mths   43.26|            |
|6.25 - 6.49%    2.09| $200,000 - $250,0   0.40|                       |85 - 96 Mths    0.82|49 - 60 Mths   41.84|            |
|6.50 - 6.749%   2.33| $250,001 - $275,0   1.29|                       |97 - 108 Mths   0.42|61 - 72 Mths    3.07|            |
|6.75 - 6.99%    6.75| $275,001 - $350,0  26.19|                       |109 - 120 Mth   0.47|73 - 84 Mths    0.40|            |
|7.00 - 7.249%  14.87| $350,001 - $450,0  22.58|                       |121 - 180 Mth   1.49|                    |            |
|7.25 - 7.49%   23.58| $450,001 - $500,0   7.87|                       |181 - 240 Mth   0.51|                    |            |
|7.50 - 7.749%  11.60| $500,001 - $550,0   2.68|                       |241 - 300 Mth   8.78|                    |            |
|7.75 - 7.99%   14.97| $550,001 - $650,0  12.98|                       |301 - 360 Mth  86.48|                    |            |
|8.00 - 8.249%   3.58| $650,001 - $750,0  10.56|                       |                    |                    |            |
|8.25 - 8.49%    0.53| $750,001 - $850,0   4.00|                       |                    |                    |            |
|8.50 - 8.749%   1.81| $850,001 - $1.0M    4.66|                       |                    |                    |            |
|8.75 - 8.99%    1.26| $1.0M - $1.25M      3.89|                       |                    |                    |            |
|9.25 - 9.49%    2.37| $1.25M - $1.50M     2.37|                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|____________________|_________________________|_______________________|____________________|____________________|____________|

 _____________________________________________________________________________________________
|Geography            |Zip         |Given Orig LTV       |Curr FICO      |Servicer            |
|_____________________|____________|_____________________|_______________|____________________|
|California      37.28|94114   2.37| 0.01-70.00%    30.39|Missing   10.52|BANKONE         1.52|
|Florida          9.11|94074   2.08| 70.01-75.00%   14.18|400-580    5.88|BOA            88.18|
|Texas            8.19|94062   2.00| 75.01-80.00%   46.45|580-619    6.45|COUNTRYWIDE     1.81|
|Colorado         5.65|45157   1.81| 80.01-85.00%    1.03|620-659    6.62|WELLS FARGO     8.49|
|Georgia          5.37|92660   1.74| 85.01-90.00%    5.26|660-699   19.76|                    |
|New Jersey       3.53|94061   1.60| 97.01-100.00%   2.70|700-719   13.30|                    |
|Ohio             3.45|94904   1.60|                     |720-749   12.82|                    |
|Indiana          2.96|90275   1.57|                     |750-799   23.29|                    |
|Arizona          2.89|32082   1.53|                     |800+       1.36|                    |
|New York         2.63|95070   1.49|                     |               |                    |
|Illinois         2.53|92620   1.46|                     |               |                    |
|*More*          16.40|*More* 80.76|                     |               |                    |
|_____________________|____________|_____________________|_______________|____________________|

 _________________________________________________________________________________________________________________________
|Occupancy           |Purpose             |Property            |MI                       |Next Rt Reset  |ORG MTR        |
|____________________|____________________|____________________|_________________________|_______________|_______________|
|Primary        91.66|Purchase       64.05|Single Family  59.60|OLTV UNDER 80       91.01|07/01/02   0.44|  1-12     1.52|
|Second Home     5.48|Rate/Term Ref  24.10|PUD            16.87|OLTV OVER 80 WITH    5.05|09/01/02   1.08| 25-36     8.49|
|Investor        2.87|Cashout Refi   10.05|PUD Detached   12.71|OLTV OVER 80 NO MI   3.94|06/01/04   3.71| 45-60    86.52|
|                    |Term Refi       1.81|Condo           9.56|                         |07/01/04   6.84| 73-84     3.47|
|                    |                    |Two Family      0.76|                         |08/01/04   3.89|               |
|                    |                    |Co Op           0.50|                         |09/01/04   5.17|               |
|                    |                    |                    |                         |10/01/04   7.83|               |
|                    |                    |                    |                         |11/01/04   8.51|               |
|                    |                    |                    |                         |12/01/04   6.28|               |
|                    |                    |                    |                         |01/01/05   5.55|               |
|                    |                    |                    |                         |02/01/05   9.78|               |
|                    |                    |                    |                         |*More*    40.90|               |
|____________________|____________________|____________________|_________________________|_______________|_______________|

 ________________________________________________________
|Occupancy           |01/04 MTR     |Max Rate            |
|____________________|______________|____________________|
|Primary        91.66|Missing   1.52| 9.50- 9.99%    1.15|
|Second Home     5.48|  1-12   47.79|11.00-11.49%    2.19|
|Investor        2.87| 13-24   50.68|11.50-11.99%    7.72|
|                    |              |12.00-12.49%    6.94|
|                    |              |12.50-12.99%   10.64|
|                    |              |13.00-13.49%   37.41|
|                    |              |13.50-13.99%   26.73|
|                    |              |14.00-14.49%    3.58|
|                    |              |14.50-14.99%    1.26|
|                    |              |15.00-15.49%    2.37|
|                    |              |                    |
|                    |              |                    |
|____________________|______________|____________________|

 ____________________________________________________________________________________________________________________
|Margin         |First Rate Cap |Periodic Rate C|Life Rate Cap       |Rate Adj Prd   |Pymt Adj Prd   |Index          |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|
|   2.500   2.73|  2.000   12.37|  2.000  100.00| 2% - 2.99%     1.15| 12.000  100.00|   .       1.81|CMT       98.19|
|   2.750  94.68|  3.000   86.61|               | 4% - 4.99%     1.01|               | 12.000   98.19|1 YR       1.81|
|   2.875   2.59|  5.000    1.02|               | 5.00% - 5.24   3.37|               |               |               |
|               |               |               | 6% - 6.99%    94.46|               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              GSR 2004-4 JAN END                                            February 10, 2004   9:49  PAGE 0003
|Goldman|  All                   MTR: 19-42
|Sachs  |
|       |
|       |
|_______|

 _________________________________________________________________________________________________________________________________
| Loans|  Sched Balance|Gross WAC|Net WAC|Orig WAM|01/04 W|St Age|  OLTV|Orig MTR|01/04 MTR| Max Rate|Prd Adj C|Life Adj|Curr FICO|
|______|_______________|_________|_______|________|_______|______|______|________|_________|_________|_________|________|_________|
|   482|$210,959,585.96|     6.89|   6.64|     360|    319|    41|  70.3|      70|       29|    12.01|     2.00|    5.11|      711|
|______|_______________|_________|_______|________|_______|______|______|________|_________|_________|_________|________|_________|

 _____________________________________________________________________________________________________________________________
|Current Rate        |Sched Balance            |St Orig Term           |AM WAM              |St Age              |Delinquency |
|____________________|_________________________|_______________________|____________________|____________________|____________|
|4.00 - 5.999%   7.24| $0,000 - $100,000   0.11|121 - 180 Mths     0.07|Missing         0.45|13 - 24 Mths    0.27|  CUR 100.00|
|6.00 - 6.249%   3.78| $100,000 - $150,0   0.23|181 - 240 Mths     0.15|1 - 6 Mths      0.01|25 - 36 Mths   55.58|            |
|6.25 - 6.49%    7.14| $150,000 - $200,0   0.08|241 - 300 Mths     0.15|13 - 24 Mths    0.04|37 - 48 Mths   12.35|            |
|6.50 - 6.749%  12.80| $200,000 - $250,0   0.33|301 - 360 Mths    99.63|25 - 36 Mths    0.06|49 - 60 Mths   26.12|            |
|6.75 - 6.99%   29.59| $250,001 - $275,0   0.88|                       |37 - 48 Mths    0.11|61 - 72 Mths    4.93|            |
|7.00 - 7.249%  13.23| $275,001 - $350,0  24.34|                       |73 - 84 Mths    0.21|73 - 84 Mths    0.72|            |
|7.25 - 7.49%    9.17| $350,001 - $450,0  26.00|                       |109 - 120 Mth   0.16|85 - 96 Mths    0.02|            |
|7.50 - 7.749%   5.40| $450,001 - $500,0  12.11|                       |121 - 180 Mth   0.58|                    |            |
|7.75 - 7.99%    5.17| $500,001 - $550,0   5.23|                       |181 - 240 Mth   1.73|                    |            |
|8.00 - 8.249%   3.25| $550,001 - $650,0  12.11|                       |241 - 300 Mth  12.99|                    |            |
|8.25 - 8.49%    2.02| $650,001 - $750,0   5.38|                       |301 - 360 Mth  83.66|                    |            |
|8.50 - 8.749%   0.96| $750,001 - $850,0   2.69|                       |                    |                    |            |
|9.00 - 9.249%   0.25| $850,001 - $1.0M    6.64|                       |                    |                    |            |
|                    | $1.0M - $1.25M      3.19|                       |                    |                    |            |
|                    | $1.25M - $1.50M     0.67|                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|____________________|_________________________|_______________________|____________________|____________________|____________|

 _____________________________________________________________________________________________
|Geography            |Zip         |Given Orig LTV       |Curr FICO      |Servicer            |
|_____________________|____________|_____________________|_______________|____________________|
|California      49.86|94010   2.22| 0.01-70.00%    40.52|Missing    0.29|ABN AMRO        0.64|
|Florida          5.88|94022   1.37| 70.01-75.00%   12.40|001-400    0.28|BANKONE         2.37|
|Texas            3.45|94114   1.33| 75.01-80.00%   42.95|400-580    1.57|BOA            89.86|
|Georgia          3.29|60010   1.13| 80.01-85.00%    0.57|580-619    4.14|COUNTRYWIDE     1.83|
|North Carolina   2.96|28277   1.06| 85.01-90.00%    2.47|620-659   12.94|WELLS FARGO     5.31|
|Colorado         2.64|87501   1.06| 90.01-95.00%    0.93|660-699   16.17|                    |
|Virginia         2.56|94062   0.92| 97.01-100.00%   0.16|700-719   14.26|                    |
|Arizona          2.25|95138   0.87|                     |720-749   21.51|                    |
|Illinois         2.06|94558   0.82|                     |750-799   27.16|                    |
|South Carolina   2.01|94024   0.75|                     |800+       1.67|                    |
|Washington       1.92|34103   0.73|                     |               |                    |
|*More*          21.13|*More* 87.75|                     |               |                    |
|_____________________|____________|_____________________|_______________|____________________|

 _________________________________________________________________________________________________________________________
|Occupancy           |Purpose             |Property            |MI                       |Next Rt Reset  |ORG MTR        |
|____________________|____________________|____________________|_________________________|_______________|_______________|
|Primary        89.50|Purchase       55.15|Single Family  62.85|OLTV UNDER 80       95.87|08/01/05   2.35| 45-60    58.34|
|Second Home     7.59|Rate/Term Ref  22.27|PUD Detached   13.16|OLTV OVER 80 WITH    3.21|09/01/05   2.04| 61-72     0.21|
|Investor        2.21|Cashout Refi   18.80|PUD            12.52|OLTV OVER 80 NO MI   0.92|10/01/05   0.86| 73-84    40.70|
|Missing         0.70|Term Refi       2.77|Condo           7.40|                         |11/01/05   1.12|109-120    0.75|
|                    |Cash Out Refi   1.00|Condo High Ri   2.13|                         |12/01/05   1.58|               |
|                    |                    |2-4 Family      0.82|                         |01/01/06   2.82|               |
|                    |                    |PUD Attached    0.74|                         |02/01/06   2.56|               |
|                    |                    |Co Op           0.23|                         |03/01/06   2.23|               |
|                    |                    |Town House      0.15|                         |04/01/06   3.88|               |
|                    |                    |                    |                         |05/01/06  13.56|               |
|                    |                    |                    |                         |06/01/06  22.84|               |
|                    |                    |                    |                         |*More*    44.16|               |
|____________________|____________________|____________________|_________________________|_______________|_______________|

 ________________________________________________________
|Occupancy           |01/04 MTR     |Max Rate            |
|____________________|______________|____________________|
|Primary        89.50| 13-24   10.77| 9.50- 9.99%    8.17|
|Second Home     7.59| 25-36   81.57|10.00-10.49%    1.49|
|Investor        2.21| 37-44    7.66|10.50-10.99%    4.14|
|Missing         0.70|              |11.00-11.49%    8.41|
|                    |              |11.50-11.99%   34.36|
|                    |              |12.00-12.49%   17.15|
|                    |              |12.50-12.99%    7.07|
|                    |              |13.00-13.49%    6.28|
|                    |              |13.50-13.99%    7.85|
|                    |              |14.00-14.49%    4.05|
|                    |              |14.50-14.99%    0.76|
|                    |              |*More*          0.25|
|____________________|______________|____________________|

 ____________________________________________________________________________________________________________________
|Margin         |First Rate Cap |Periodic Rate C|Life Rate Cap       |Rate Adj Prd   |Pymt Adj Prd   |Index          |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|
|   2.000   1.11|  2.000    3.00|  2.000  100.00| 2% - 2.99%     2.26|   .       8.31|   .      10.14|1 Yr      44.66|
|   2.245  44.83|  2.750    0.21|               | 3% - 3.99%     5.05| 12.000   91.69| 12.000   89.86|CMT       43.55|
|   2.250   0.38|  2.875    0.17|               | 4% - 4.99%     1.90|               |               |1 YR      10.31|
|   2.500   0.55|  3.000   40.46|               | 5.00% - 5.24  63.40|               |               |LIBOR      1.48|
|   2.750  52.29|  5.000   56.16|               | 5.25% - 5.49   2.20|               |               |               |
|   2.875   0.85|               |               | 6% - 6.99%    25.18|               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:              GSR 2004-4 JAN END                                            February 10, 2004   9:49  PAGE 0004
|Goldman|  All                   MTR: 43-69
|Sachs  |
|       |
|       |
|_______|

 _________________________________________________________________________________________________________________________________
| Loans|  Sched Balance|Gross WAC|Net WAC|Orig WAM|01/04 W|St Age|  OLTV|Orig MTR|01/04 MTR| Max Rate|Prd Adj C|Life Adj|Curr FICO|
|______|_______________|_________|_______|________|_______|______|______|________|_________|_________|_________|________|_________|
|   210| $93,901,436.84|     7.00|   6.74|     359|    301|    57|  69.5|     117|       60|    12.01|     2.00|    5.01|      713|
|______|_______________|_________|_______|________|_______|______|______|________|_________|_________|_________|________|_________|

 _____________________________________________________________________________________________________________________________
|Current Rate        |Sched Balance            |St Orig Term           |AM WAM              |St Age              |Delinquency |
|____________________|_________________________|_______________________|____________________|____________________|____________|
|4.00 - 5.999%   0.90| $0,000 - $100,000   0.04|121 - 180 Mths     0.51|13 - 24 Mths    0.04|13 - 24 Mths    0.38|  CUR 100.00|
|6.00 - 6.249%   1.61| $100,000 - $150,0   0.14|241 - 300 Mths     0.73|25 - 36 Mths    0.14|25 - 36 Mths    6.34|            |
|6.25 - 6.49%    2.80| $150,000 - $200,0   0.60|301 - 360 Mths    98.76|61 - 72 Mths    0.51|37 - 48 Mths    1.14|            |
|6.50 - 6.749%   3.15| $200,000 - $250,0   0.96|                       |73 - 84 Mths    0.20|49 - 60 Mths   50.87|            |
|6.75 - 6.99%   39.69| $250,001 - $275,0   0.57|                       |85 - 96 Mths    0.22|61 - 72 Mths   41.27|            |
|7.00 - 7.249%  25.91| $275,001 - $350,0  25.18|                       |97 - 108 Mths   0.24|                    |            |
|7.25 - 7.49%   12.11| $350,001 - $450,0  24.68|                       |109 - 120 Mth   0.21|                    |            |
|7.50 - 7.749%   8.40| $450,001 - $500,0   9.05|                       |121 - 180 Mth   1.33|                    |            |
|7.75 - 7.99%    4.14| $500,001 - $550,0   6.09|                       |181 - 240 Mth   2.80|                    |            |
|8.00 - 8.249%   0.29| $550,001 - $650,0   5.79|                       |241 - 300 Mth  47.57|                    |            |
|8.25 - 8.49%    1.00| $650,001 - $750,0   6.55|                       |301 - 360 Mth  46.74|                    |            |
|                    | $750,001 - $850,0   4.21|                       |                    |                    |            |
|                    | $850,001 - $1.0M    4.97|                       |                    |                    |            |
|                    | $1.0M - $1.25M      2.23|                       |                    |                    |            |
|                    | $1.25M - $1.50M     2.74|                       |                    |                    |            |
|                    | $1.50M - $1.75M     1.82|                       |                    |                    |            |
|                    | $1.75M - $2.00M     1.98|                       |                    |                    |            |
|                    | $2.25M - $2.50M     2.41|                       |                    |                    |            |
|                    |                         |                       |                    |                    |            |
|____________________|_________________________|_______________________|____________________|____________________|____________|

 _____________________________________________________________________________________________
|Geography            |Zip         |Given Orig LTV       |Curr FICO      |Servicer            |
|_____________________|____________|_____________________|_______________|____________________|
|California      59.88|90049   2.85| 0.01-70.00%    42.20|Missing    0.56|BANKONE         1.11|
|New York         8.51|92662   2.55| 70.01-75.00%   11.89|400-580    3.85|BOA            85.86|
|Washington       6.03|77005   1.98| 75.01-80.00%   35.35|580-619    2.17|COUNTRYWIDE    13.03|
|Oregon           4.57|94539   1.97| 80.01-85.00%    1.49|620-659   12.88|                    |
|Ohio             2.42|93108   1.92| 85.01-90.00%    5.60|660-699   16.44|                    |
|Texas            2.39|48301   1.39| 90.01-95.00%    2.77|700-719   12.49|                    |
|Colorado         1.89|95060   1.35| 95.01-97.00%    0.32|720-749   16.44|                    |
|Michigan         1.39|98004   1.34| 97.01-100.00%   0.38|750-799   31.88|                    |
|New Jersey       1.39|10012   1.34|                     |800+       3.29|                    |
|Minnesota        1.35|94549   1.28|                     |               |                    |
|Pennsylvania     1.33|95070   1.19|                     |               |                    |
|*More*           8.85|*More* 80.84|                     |               |                    |
|_____________________|____________|_____________________|_______________|____________________|

 _________________________________________________________________________________________________________________________
|Occupancy           |Purpose             |Property            |MI                       |Next Rt Reset  |ORG MTR        |
|____________________|____________________|____________________|_________________________|_______________|_______________|
|Primary        94.59|Purchase       47.10|Single Family  70.44|OLTV UNDER 80       89.44|08/01/07   0.51| 73-84     7.86|
|Second Home     4.11|Cashout Refi   24.73|PUD            15.39|OLTV OVER 80 WITH    7.40|12/01/07   0.63|109-120   92.14|
|Investor        0.98|Rate/Term Ref  18.49|Condo           9.18|OLTV OVER 80 NO MI   3.16|01/01/08   0.37|               |
|Missing         0.32|Term Refi       9.69|PUD Detached    1.53|                         |02/01/08   0.35|               |
|                    |                    |Two Family      1.42|                         |03/01/08   3.35|               |
|                    |                    |PUD Attached    0.63|                         |04/01/08   4.23|               |
|                    |                    |Four Family     0.61|                         |05/01/08   4.81|               |
|                    |                    |Town House      0.44|                         |06/01/08   3.98|               |
|                    |                    |Co Op           0.36|                         |07/01/08   2.44|               |
|                    |                    |                    |                         |08/01/08   1.10|               |
|                    |                    |                    |                         |09/01/08   3.10|               |
|                    |                    |                    |                         |*More*    75.14|               |
|____________________|____________________|____________________|_________________________|_______________|_______________|

 ________________________________________________________
|Occupancy           |01/04 MTR     |Max Rate            |
|____________________|______________|____________________|
|Primary        94.59| 37-44    0.51| 9.50- 9.99%    0.90|
|Second Home     4.11| 45-60   54.46|11.00-11.49%    4.41|
|Investor        0.98| 61-72   45.03|11.50-11.99%   42.84|
|Missing         0.32|              |12.00-12.49%   38.02|
|                    |              |12.50-12.99%   12.04|
|                    |              |13.00-13.49%    1.29|
|                    |              |13.50-13.99%    0.51|
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|                    |              |                    |
|____________________|______________|____________________|

 ____________________________________________________________________________________________________________________
|Margin         |First Rate Cap |Periodic Rate C|Life Rate Cap       |Rate Adj Prd   |Pymt Adj Prd   |Index          |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|
|   2.000   2.02|  2.000    0.31|  2.000  100.00| 5.00% - 5.24  99.49|   .       1.11|   .      14.14|CMT       80.97|
|   2.250   2.88|  3.000   24.21|               | 6% - 6.99%     0.51| 12.000   98.89| 12.000   85.86|1 YR      14.14|
|   2.750  94.37|  5.000   75.48|               |                    |               |               |LIBOR      4.89|
|   2.875   0.74|               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|               |               |               |                    |               |               |               |
|_______________|_______________|_______________|____________________|_______________|_______________|_______________|



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its
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